                                                                   EXHIBIT 10.39

CROSS REFERENCE NUMBERS: 199673 IN LIBER 23180, PAGE 242 (OAKLAND COUNTY)
                         199674 IN LIBER 23180, PAGE 279 (OAKLAND COUNTY) 91366ST, 2001-95016-1032, D808364 AND C359571
                         (UCC'S - SECRETARY OF STATE)
                         200086 IN LIBER 23183, PAGE 290 AND 080291 IN LIBER 11393, PAGE 1 (UCC'S - OAKLAND COUNTY)

                                                      IDS Life Insurance Company
                                                                Loan #694-001231

                      ASSUMPTION AND MODIFICATION AGREEMENT

Property Address: 28819 Franklin Road
                  Southfield, Michigan 48034

Tax Parcel Identification Number: 24-18-201-053

                                                     Prepared by and after
                                                     recording, return to:

                                                     Michael D. Moriarty, Esq.
                                                     Locke Reynolds LLP
                                                     201 North Illinois Street
                                                     Suite 1000
                                                     P.O. Box 44961
                                                     Indianapolis, IN 46244-0961
                                                     (317)237-3800

     THIS ASSUMPTION AND MODIFICATION AGREEMENT ("Agreement") is made effective as of August 18, 2005 (the "Effective Date"), by and among IDS LIFE INSURANCE COMPANY, a Minnesota corporation ("Lender"), whose address is c/o RiverSource Investments, LLC, Real Estate Loan Management, 25540 Ameriprise Financial Center, Minneapolis, Minnesota 55474; NORTHWESTERN ZODIAC LIMITED PARTNERSHIP, a Michigan limited partnership ("Transferor"), whose address is c/o S. James Clarkson, 153 Muirfield Circle, Naples, Florida 34113; NORTH POINTE FINANCIAL SERVICES, INC., a Michigan corporation ("Transferee"), whose address is 28819 Franklin Road, P.O. Box 2223, Southfield, Michigan 49037-2223, Attention: B. Matthew Petcoff, and S. JAMES CLARKSON, individually ("Original Guarantor"), whose address is 153 Muirfield Circle, Naples, Florida 34113.

                                    RECITALS:

     A. Transferor is or was the owner of certain real and personal property (the "Property") located in the City of Southfield, Oakland County, Michigan, more fully described on EXHIBIT "A" attached hereto and by this reference, incorporated herein, which Property is encumbered or affected by, among other things: (i) that certain Amended and Restated Mortgage and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents (the "Mortgage"), from Transferor, as mortgagor, to Lender, as mortgagee, dated as of June 20, 2001, and recorded July 3, 2001 as DOCUMENT NO. 199673 in LIBER 23180, PAGE 242 in the Office of the Oakland County Clerk/Register of Deeds; (ii) that certain Amended and Restated Assignment of Leases and Rents (the "Assignment of Leases"), from Transferor, as assignor, to Lender, as assignee, dated June 20, 2001, and recorded July 3, 2001 as DOCUMENT NO. 199674 in LIBER 23180, PAGE 279 in the Office of the Oakland County Clerk/Register of Deeds; (iii) Form UCC-3 Financing Statement showing Transferor as debtor and Lender as secured party, as filed with the Michigan Secretary of State's Office on August 17, 2001 as FILE NO. 91366ST and 2001-95016-1032 and FILE NO. D808364 (with regard to UCC Financing Statement FILE NO. C359571 with a file date of May 31, 1990); and (iv) Form UCC-3 Financing Statement showing Transferor as debtor and Lender as secured party, as filed with the Oakland County Clerk/Register of Deeds on July 3, 2001 as FILE NO. 200086 in LIBER 23183, PAGE 290 (with regard to UCC Financing Statement FILE NO. 080291, in LIBER 11393, PAGE 1, with a file date of May 25, 1990) (FILE NOS. 91366ST, 2001-95016-1032, D808364, C359571, 200086 in
LIBER 23183, PAGE 290, and 080291 in LIBER 11393, PAGE 1 hereinafter individually and collectively, the "UCC-1 Financing Statements"). The Mortgage, the Assignment of Leases and Rents and the UCC-1 Financing Statements are sometimes hereinafter collectively referred to as the "Security Documents." In addition to the Security Documents, the following documents were entered into and delivered in connection with the original Loan (as defined hereafter) which is subject to this Agreement: (v) that certain Hazardous Materials or Wastes Indemnity Agreement (the "Original Indemnity Agreement"), from Transferor and Original Guarantor to Lender, dated June 20, 2001; and (vi) that certain Guaranty Agreement (the "Original Guaranty") from Original Guarantor to Lender, dated as of June 20, 2001. The Original Indemnity Agreement and the Original Guaranty are sometimes hereinafter collectively referred to as the "Ancillary Documents."

     B. Lender is the holder for value of that certain Amended and Restated Promissory Note dated June 20, 2001, made by Transferor, to the order of Lender, in the original principal sum of Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00) (the "Note"), which evidenced a loan (the "Loan") in the original principal sum of Two Million Eight Hundred Thousand and 00/100 Dollars ($2,800,000.00) from Lender to Transferor. The Note, the Security Documents and the Ancillary Documents are sometimes hereinafter collectively referred to as the "Loan Documents."

     C. The Note is secured by the Security Documents, the Original Indemnity Agreement and the Original Guaranty.

     D. All of the partnership interests in Transferor have been or upon the execution and subsequent closing of this Agreement are herewith being transferred to Transferee, at which time Transferor will cease to exist as a legal entity under Michigan law, and thus Transferee at such time will succeed to title to the Property subject to, and without assumption of, the Loan Documents.

     E. Transferor, Transferee, and Original Guarantor have requested Lender's consent to the transfer of the partnership interests in Transferor to Transferee, and as a result, the transfer of the Property to Transferee and the assumption by Transferee of the Loan and the Loan Documents, as modified hereby and as provided herein, and Lender's agreement to certain modifications to the Loan Documents, and Lender has agreed to so consent and modify certain provisions of the Loan Documents upon the terms and conditions set forth in this Agreement and that certain letter Consent to Transfer/Assumption from Lender to Partnership Transferor dated March 25, 2005, as accepted by Transferor (the "Commitment"), provided that, among other things:

          1. Transferee enters into this Agreement and, as provided herein, expressly assumes certain obligations of Transferor under the Loan Documents;

          2. Transferee executes and delivers to Lender contemporaneously herewith a certain Hazardous Materials or Wastes Indemnity Agreement (the "New Indemnity Agreement") in favor of Lender;

          3. Original Guarantor reaffirms its continuing liability for certain of Transferor's and Original Guarantor's obligations under the Loan Documents pursuant to the terms, conditions and covenants of the Commitment and this Agreement.

     F. Transferee is willing to so enter into this Agreement and so assume the Loan and the Loan Documents, as modified hereby and as provided herein and Transferor, Transferee and Original Guarantor are willing to so execute and deliver said new agreements or confirm their continuing liability for obligations under the Loan Documents, as in each case required by Lender, as set forth herein.

     NOW, THEREFORE, in order to induce Lender to give its consent to the herein described transfer of the partnership interests in Transferor to Transferee, and thus, the transfer of the Property to Transferee and the assumption of the Loan and the Loan Documents by Transferee, to modify certain provisions of the Loan Documents and enter into this Agreement, and to agree to such other matters as provided herein, and for the mutual covenants of the parties hereto and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties do hereby, jointly and severally, agree, or consent, as the case may be, as of the Effective Date, as follows:

     1. The Recitals set forth in the beginning of this Agreement are true and accurate and are hereby incorporated as a material part of this Agreement.

     2. The Mortgage shall be and hereby is amended and modified as follows:

     Section 2.10 TRANSFER PERMITTED on pages 10, 11 and 12 is deleted in its entirety.

     3. Transferee hereby assumes and agrees to pay, perform, observe and be bound by the Note, the Mortgage and the other Loan Documents (except the Original Indemnity Agreement and the Original Guaranty), as amended and modified hereby, and all the terms, conditions, covenants, and agreements, stipulations, representations, warranties, obligations and liabilities thereunder and hereunder accruing and arising upon and after the Effective Date, and those under the New Indemnity Agreement (collectively, the "Obligations"), as if Transferee had executed the Note, the Mortgage and the other Loan Documents (except the Original Indemnity Agreement and the Original Guaranty) originally as, and upon and subject to the same terms and conditions as, Transferor; and the Note, the Mortgage and the Loan Documents (except for the Original Indemnity Agreement and the Original Guaranty) shall be and hereby are amended and modified as if Transferee were Transferor thereunder and as if Transferee had originally executed and delivered the Loan Documents as and in the capacity of Transferor (except for the Original Indemnity Agreement, the Original Guaranty and Original Guarantor's liability for Continuing Original Guarantor Obligations, as defined in paragraph 4 below, for which Transferee neither assumes nor otherwise shall have any liability or obligation). Transferee represents to Lender that Transferee possesses and has carefully reviewed complete and accurate copies of this Agreement, the Note, the Mortgage, the New Indemnity Agreement and the Loan Documents.

     4. Each and all of those matters set forth and described in the Loan Documents, including, without limitation, those matters which are the subject of the indemnification provided under Article 9 of the Mortgage and under the Original Indemnity Agreement, in each case to the extent that any such matter or matters either arose before the Effective Date or arise upon or after the Effective Date as a result, directly or indirectly, partially or wholly, of occurrences or events prior to the Effective Date; those matters which are the subject of the indemnification provided under the Original Indemnity Agreement, and those matters which are the subject of the Original Guaranty and any matter arising out of the fraud or intentional misrepresentation of the Transferor or Original Guarantor, to the extent that any or all of foregoing matters either arose before the Effective Date or arise upon or after the Effective Date as a result, directly or indirectly, partially or wholly, of occurrences or events prior to the Effective Date, shall be hereinafter referred to individually and collectively as "Continuing Original Guarantor Obligations." Except for Continuing Original Guarantor Obligations, Lender does hereby, as of the Effective Date, forever release and discharge Original Guarantor, from any and all claims, demands, controversies, actions, causes of action, obligations, liabilities, costs, expenses, attorney's fees and damages of whatsoever character, nature and kind, at law or in equity, arising from or related to the Property, the Loan and the Loan Documents, including without limitation, Original Guarantor's obligations under the Original Indemnity Agreement and the Original Guaranty (collectively, "Released Guarantor Liabilities") and Original Guarantor does hereby assume, reaffirm and ratify to Lender Original Guarantor's continuing liability and responsibility for all of such Continuing Original Guarantor Obligations. It is the intention of Lender, Transferor, and Original Guarantor that the foregoing release shall be effective as a bar against Lender to all Released Guarantor Liabilities.

     5. Transferor, Transferee and Original Guarantor agree, each as to itself or himself, or as to any and all of its or his acts and deeds, as the case may be, that (a) this Agreement, the New Indemnity Agreement and the Loan Documents, as amended and modified hereby and to which the foregoing such parties are a party, respectively as may be applicable, are valid and binding agreements enforceable by Lender against it or him, as the case may be, in accordance with their respective terms, without right of offset, defense or counterclaim thereto; (b) the Security Documents, as amended and modified hereby, create a continuing first lien against, and security interest in, the Property, including, without limitation, the rents, issues, profits and proceeds, securing a monetary obligation, subject to no other encumbrances, except current taxes and assessments, if any, which may constitute a lien against the Property, but which are not due and payable at the present time, and such other exceptions as may be agreed to in writing by Lender (and/or reflected in Lender's Loan Policy of Title Insurance issued in connection with the Loan to Transferor and the endorsements to be issued thereto in connection herewith); (c) except as expressly provided herein, this Agreement shall not modify any of the Loan Documents or any other documentation in connection with the Note; (d) all of the property, both real and personal, described in the Security Documents shall remain in all respects subject to the lien, security interest or charge thereof;
(e) nothing herein contained, and nothing done pursuant hereto, (i) shall affect or shall be construed as affecting the liens, security interests or charges of the Security Documents (as amended), or the priority thereof over other liens or charges, (ii) is intended to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the New Indemnity Agreement, and the Loan Documents, as amended and modified hereby, including, without limitation, Transferee and Original Guarantor, except as may otherwise be expressly provided therein or herein, or (iii) shall be construed as affecting any other collateral or security, if any, held by Lender as security for, or as further evidence of, the indebtedness evidenced by the Note and the Loan Documents; (f) Transferor, Transferee and Original Guarantor have no defenses or offsets against the indebtedness evidenced by the Note and the Loan Documents, as amended and modified hereby; (g) nothing contained herein shall alter, waive, amend, vary or affect any provision, condition or covenant contained in the Loan Documents, nor affect or impair any rights, powers or remedies as contained and set forth in the Loan Documents, except as expressly modified hereby, it being the intent of all parties that the Loan Documents, as amended and modified hereby are hereby confirmed and ratified by the respective parties to each such Loan Document in all respects as of the Effective Date; and (h) Transferor, Transferee and Original Guarantor have disclosed all material financial information relating to such respective party, and have disclosed all material facts relating to the Property.

     6. Original Guarantor, notwithstanding: (a) the transfer of the Property from Transferor to Transferee; (b) the assumption by Transferee of the Note, the Mortgage and the Loan Documents (except the Original Indemnity Agreement and the Original Guaranty), as amended and modified hereby, and the execution and delivery to Lender of the New Indemnity Agreement by Transferee; and (c) the modification of the Loan Documents as provided herein, hereby (i) reaffirms and ratifies Original Guarantor's continuing liability and responsibility for the Continuing Original Guarantor Obligations, and (ii) acknowledges and agrees that Original Guarantor shall remain personally and primarily liable, jointly and severally, with respect to the Continuing Original Guarantor Obligations, it being the express intention of Original Guarantor that Original Guarantor's liability under and for the Continuing Original Guarantor Obligations is and shall be that of a primary obligor and not that of a surety or guarantor, and in the event that Original Guarantor's liability is deemed to be that of a surety or guarantor, Original Guarantor hereby waives all defenses of a surety or guarantor, and agrees that Lender shall not be required to resort to any other remedy or security which it may have, including, without limitation, the Property, before seeking to enforce its remedies against Original Guarantor.

     7. Transferee acknowledges that Transferee is or will be the successor in interest to Transferor under the Loan Documents to which Transferor is a party (except the Original Indemnity Agreement and the Original Guaranty), as amended and modified hereby, and upon such event, Transferee, in addition to its liability to Lender pursuant to the other provisions of this Agreement and the New Indemnity Agreement, shall be liable, and Transferee does hereby reaffirm and ratify its liability and responsibility to Lender for, the Obligations, subject, however, to any limitation of liability provisions set forth in the Loan Documents, as amended and modified hereby.

     8. Transferor hereby represents and warrants to Lender, as follows:

          (a) Transferor is a limited partnership, duly formed and validly existing under the laws of the State of Michigan, with the requisite limited partnership power and authority to execute, deliver and perform the obligations of Transferor under this Agreement and to consummate the transactions contemplated hereunder and incident hereto; and further, the sole general partner of Transferor is Original Guarantor.

          (b) This Agreement, and any other document executed and delivered by Transferor to Lender concurrently herewith or incident hereto, were executed in accordance with the requirements of law and in accordance with any requirements of the Transferor Organizational Documents (as hereinafter defined) of Transferor. The term "Transferor Organizational Documents," as used in this paragraph 8, shall mean with respect to Transferor: (i) the Agreement of Limited Partnership of Transferor, dated May 18, 1987, as amended on April 21, 1989 and on May 1, 1990 and Certificate of Limited Partnership of Transferor dated October 11, 1989, as amended on May 14, 1996, on May 16, 2001 and on April 4, 2002; (ii) the Certificate of Existence for Transferor issued by the Michigan Secretary of State on June 7, 2005; (iii) the Consents of the Partners of Transferor dated as of July 15 2005. Transferor's exact legal name is correctly set forth on the signature page hereof. Transferor's principal place of business and chief executive office, and the place where Transferor keeps its books and records, has been for the preceding four months as set forth in the introductory paragraph of this Agreement unless changed in accordance herewith.

          (c) The execution, delivery and performance of this Agreement by
     Transferor: (i) are authorized by the Transferor Organizational Documents;
     (ii) will not violate the Transferor Organizational Documents; and (iii) will not result in any breach of, or constitute a default under any law, statute, regulation, court order, administrative order, decree, indenture, mortgage, Mortgage, deed of trust, bank loan or credit agreement or other instrument, agreement, contract or document to which Transferor is a party or by which Transferor is bound.

          (d) Transferor has made no assignment for the benefit of creditors.

          (e) No application or petition has been filed or is intended to be filed by Transferor (or, to Transferor's knowledge, any other party) for the appointment of a custodian, trustee, receiver or agent to take possession of any property of Transferor.

          (f) Transferor is paying Transferor's debts as such debts become due.

          (g) Transferor has not filed and does not presently intend to file a petition with the bankruptcy court under the Bankruptcy Code, or commenced and does not intend to commence any proceeding relating to Transferor under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction.

          (h) No petition or application of the type described in subparagraph
     (e) or (g) above, and no proceeding of the type described in subparagraph
     (e) above, has been filed or commenced against Transferor, in which: (i) Transferor or any custodian, trustee, receiver or agent has indicated or intends to indicate its approval thereof, consent thereto, or acquiescence therein; (ii) an order has been or is expected to be entered appointing any such custodian, trustee, receiver or agent, declaring Transferor bankrupt or insolvent, or approving such petition or application in any such proceeding; (iii) the bankruptcy court has ordered or is expected to order relief against Transferor under the Bankruptcy Code; or (iv) such petition or application was not dismissed within thirty (30) days of such filing or commencement.

          (i) Transferor has been separately represented by counsel in connection with the negotiation, execution and delivery of this Agreement, or if not so separately represented, has waived such representation by its respective signature hereto.

          (j) There is no action or proceeding pending or, to the knowledge of Transferor, threatened against Transferor or the Property before any court or administrative agency which might result in any material adverse change in the business or financial condition of Transferor, or the Property, other than those matters disclosed in writing by Transferor to Lender.

          (k) No Default, default, Event of Default or event of default, nor event which with the giving of notice, the passage of time, or both, would become a Default, default, Event of Default or event of default, exists or has occurred hereunder or in connection with the Loan Documents.

     9.   Transferee hereby represents and warrants to Lender as follows:

          (a) Transferee is a corporation, duly formed and validly existing under the laws of the State of Michigan. Transferee possesses the requisite corporate power and authority to execute, deliver, perform and assume this Agreement, the New Indemnity Agreement and the Obligations and to consummate the transactions contemplated hereunder and incident hereto.

          (b) This Agreement, the New Indemnity Agreement and any other document executed and delivered by Transferee to Lender concurrently herewith or incident hereto, were executed in accordance with the requirements of law and in accordance with any requirements of the Transferee Organizational Documents (as hereinafter defined) of Transferee. The term "Transferee Organizational Documents," as used in this paragraph 9, shall mean with respect to Transferee: (i) the Articles of Incorporation and Bylaws of Transferee dated April 28, 1998 (as restated May 8, 2002) and April 28, 1998, respectively; (ii) the Certificates of Incorporation and Existence/Good Standing for Transferee issued by the Michigan Secretary of State dated April 28, 1998 and June 2, 2005, respectively; and (iii) Consents of the directors of Transferee dated July 13, 2005. Transferee covenants and agrees that it is and will continue to (x) be a duly organized and validly existing corporation in good standing under the laws of the State of Michigan, and (y) possess all requisite corporate power and authority to carry on its business. Transferee's exact legal name is correctly set forth on the signature page hereof. Transferee's principal place of business and chief executive office, and the place where Transferee keeps its books and records, has been for the preceding four months and will continue to be the address of Transferee set forth in the introductory paragraph of this Agreement unless changed in accordance herewith. Transferee shall notify Lender in writing of any change in Transferee's principal place of business or its chief executive office or the place where Transferee keeps its books and records at least thirty (30) days prior to the date of such change. Transferee's organizational identification number assigned by the State of Michigan is File No. 525-851 and Transferee's Federal Employer Identification Number is 38-3418631. Transferee shall promptly notify Lender of any change in its organizational identification number.

          (c) The execution, delivery, performance and assumption of this Agreement, the New Indemnity Agreement, the Obligations and any other document executed and delivered by Transferee to Lender concurrently herewith or incident hereto:
     (i) are authorized by the Transferee Organizational Documents; (ii) will not violate the Transferee Organizational Documents; and (iii) will not result in any breach of, or constitute a default under any law, statute, regulation, any court order, decree, administrative order, indenture, mortgage, Mortgage, deed of trust, bank loan or credit agreement or other instrument to which Transferee is a party or by which Transferee is bound.

          (d) Transferee has made no assignment for the benefit of creditors.

          (e) No application or petition has been filed or is intended to be filed by Transferee (or, to Transferee's knowledge, any other party) for the appointment of a custodian, trustee, receiver or agent to take possession of any property of Transferee.

          (f) Transferee is paying its respective debts as such debts become due.

          (g) Transferee has not filed and does not presently intend to file a petition with the bankruptcy court under the Bankruptcy Code, or commenced and does not intend to commence any proceeding relating to Transferee under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction.

          (h) No petition or application of the type described in subparagraph
     (e) or (g) above, and no proceeding of the type described in subparagraph
     (e) above, has been filed or commenced against Transferee, in which: (i) Transferee or any custodian, trustee, receiver or agent has indicated or intends to indicate its approval thereof, consent thereto, or acquiescence therein; (ii) an order has been or is expected to be entered appointing any such custodian, trustee, receiver or agent, declaring Transferee bankrupt or insolvent, or approving such petition or application in any such proceeding; (iii) the bankruptcy court has ordered or is expected to order relief against Transferee under the Bankruptcy Code; or (iv) such petition or application was not dismissed within thirty (30) days of such filing or commencement.

          (i) Transferee is experienced in the ownership, operation, management and financing of real property similar to the Property, and Transferee has been separately represented by counsel in connection with the negotiation, execution and delivery of this Agreement, or if not so separately represented, has waived such representation by its signature hereto.

          (j) There is no action or proceeding pending or, to the knowledge of Transferee, threatened against Transferee or the Property before any court or administrative agency which might result in any material adverse change in the business or financial condition of Transferee or the Property, other than those matters disclosed in writing by Transferee to Lender.

          (k) No Default, default, Event of Default or event of default, nor event which with the giving of notice, the passage of time, or both, would become a Default, default, Event of Default or event of default, exists or has occurred hereunder or in connection with the Loan Documents to which Transferee is a party or the New Indemnity Agreement.

     10. Original Guarantor hereby represents and warrants to Lender as follows:

          (a) Original Guarantor is of legal age and under no legal disability, with the requisite legal capacity to execute, deliver and perform and assume this Agreement, the Original Indemnity Agreement, the Original Guaranty and the Continuing Original Guarantor Obligations and to consummate the transactions contemplated hereunder and incident hereto, and further, Original Guarantor is a resident of the State of Florida.

          (b) This Agreement, the Original Indemnity Agreement, the Original Guaranty and any other document executed and delivered by Original Guarantor to Lender concurrently herewith or incident hereto were executed in accordance with the requirements of law.

          (c) The execution, delivery, performance and assumption of this Agreement, the Original Indemnity Agreement, the Original Guaranty, the Continuing Original Guarantor Obligations and any other document executed and delivered by Original Guarantor to Lender concurrently herewith or incident hereto will not result in any breach of, or constitute a default under any law, statute, regulation, any court order, decree, administrative order, indenture, mortgage, Mortgage, deed of trust, bank loan or credit agreement or other instrument to which Original Guarantor is a party or by which Original Guarantor is bound.

          (d) Original Guarantor has made no assignment for the benefit of creditors.

          (e) No application or petition has been filed or is intended to be filed by Original Guarantor (or, to Original Guarantor's knowledge, any other party) for the appointment of a custodian, trustee, receiver or agent to take possession of any property of Original Guarantor.

          (f) Original Guarantor is paying Original Guarantor's debts as such debts become due.

          (g) Original Guarantor has not filed and does not presently intend to file a petition with the bankruptcy court under the Bankruptcy Code, or commenced and does not intend to commence any proceeding relating to Original Guarantor under any bankruptcy or reorganization statute or under any arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction.

          (h) No petition or application of the type described in subparagraph
     (e) or (g) above, and no proceeding of the type described in subparagraph
     (e) above, has been filed
     or commenced against Original Guarantor, in which: (i) Original Guarantor or any custodian, trustee, receiver or agent has indicated or intends to indicate its approval thereof, consent thereto, or acquiescence therein;
     (ii) an order has been or is expected to be entered appointing any such custodian, trustee, receiver or agent, declaring Original Guarantor bankrupt or insolvent, or approving such petition or application in any such proceeding; (iii) the bankruptcy court has ordered or is expected to order relief against Original Guarantor under the Bankruptcy Code; or (iv) such petition or application was not dismissed within thirty (30) days of such filing or commencement.

          (i) Original Guarantor: (i) is experienced in the ownership, operation, management and financing of real property similar to the Property, and (ii) has been separately represented by counsel in connection with the negotiation, execution and delivery of this Agreement, or if not so separately represented, has waived such representation by Original Guarantor's signatures hereto.

          (j) There is no action or proceeding pending or, to the knowledge of Original Guarantor, threatened in writing against Original Guarantor or the Property before any court or administrative agency which might result in any material adverse change in the business or financial condition of Original Guarantor or the Property, other than those matters disclosed in writing by Original Guarantor to Lender.

          (k) To the best of its knowledge, no Default, default, Event of Default or event of default, nor event which with the giving of notice, the passage of time, or both, would become a Default, default, Event of Default or event of default, exists or has occurred hereunder or under the Loan Documents to which Original Guarantor is a party, or the New Indemnity Agreement.

     11. In consideration of the mutual agreements herein contained, Transferor and Original Guarantor hereby consents to this Agreement and the transactions and the other documents contemplated hereunder and incident hereto, and further, as of the Effective Date, forever release and discharge Lender and any and all of its officers, directors, agents, servants, employees, attorneys, successors and assigns, jointly and severally, from any and all claims, demands, controversies, actions, causes of action, obligations, liabilities, costs, expenses, attorneys' fees and damages of whatsoever character, nature and kind, at law or in equity, arising from or related in any way to the Loan, the Loan Documents, as amended, or the Property, to the extent arising prior to or existing as of the Effective Date, or arising thereafter from or in any way related to any act or omission occurring or commencing prior to the Effective Date (individually and collectively, "Liabilities"). It is the intention of such parties that the foregoing release shall be effective as a bar against Transferor and Original Guarantor as to all Liabilities.

     12. Transferor does hereby assign, convey and set over to Transferee all of Transferor's rights, title and interest to any and all real estate tax and insurance escrow accounts, security deposits, rents, insurance loss drafts, condemnation awards (including any proceeds received in exchange for a conveyance made in lieu of condemnation) and other monetary accounts and escrows used in and for the operation of the Property, including, without limitation, any and all accounts and any deposits therein currently being held by Lender.

     13. In consideration of the mutual agreements herein contained, Transferee and Lender each hereby consent to this Agreement and the transactions and the other documents contemplated hereunder and incident hereto, and further, as of the Effective Date, Transferee forever releases and discharges Lender and any and all of its officers, directors, agents, servants, employees, attorneys, successors and assigns, jointly and severally, in each case from any and all Liabilities. It is the intention of such parties that the foregoing release shall be mutual and effective as a bar against Transferee as to all Liabilities of Lender.

     14. Transferor's, Transferee's and Original Guarantor's addresses for notice purposes hereunder and under the Loan Documents, as amended and modified hereby, shall be as set forth in the introductory paragraph of this Agreement.

     15. All of the Loan Documents shall be and hereby are modified only to the extent necessary to be consistent with and reflect the modifications set forth in this Agreement as well as the giving of additional collateral security of the New Indemnity Agreement. All references in the Loan Documents to the terms "Note," "Mortgage" (or any similar variation thereof) or to any of the other Loan Documents shall be deemed to refer to the Note and the Mortgage (or any similar variation thereof) or to any of the other Loan Documents, as the case may be, as amended and modified by this Agreement, and as any of such documents may be further modified, amended or extended. It is understood and agreed that the Mortgage, the Original Indemnity Agreement, the New Indemnity Agreement, the Original Guaranty and this Agreement secure, among other things, the payment and performance of the Note and the Mortgage, all of the foregoing as may be amended and modified by this Agreement.

     16. This Agreement, to the extent it modifies the Loan Documents, is an amendment and modification only, and except as herein provided, all of the terms and conditions of the Loan Documents shall remain in full force and effect, and Transferee hereby reaffirms, ratifies and confirms the security and enforceability of the Loan Documents, as modified herein (other than the Original Guaranty and the Original Indemnity Agreement) and the New Indemnity Agreement and Original Guarantor ratify and confirm to Lender the enforceability of the Continuing Original Guarantor Obligations.

     17. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns and the subsequent holders or owners of the Note and the Loan Documents. This Agreement may be executed in any number of counterparts, all of which shall constitute but one and the same document. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Michigan, without reference to its conflicts of laws principles.

     18. Transferor, Transferee and Original Guarantor agree that if, and as often as this Agreement, any of the Loan Documents or the New Indemnity Agreement are placed in the hands of an attorney for collection or to defend or enforce any of Lender's rights hereunder or thereunder, Transferee and Original Guarantor (for and on behalf of Transferor and Original Guarantor), whichever is the applicable defendant or adverse party or potential defendant or adverse party, shall pay to Lender its reasonable attorney's fees and paralegal's fees, and costs, including, without limitation, all fees, and costs incurred in litigation, mediation, arbitration, bankruptcy and administrative proceedings, and appeals therefrom, and all court costs and other expenses, including, without limitation, appraisal fees and costs of environmental review, incurred in connection herewith and therewith.

     19. Transferee does hereby authorize Lender to file such financing statements or amendments on the national Uniform Commercial Code ("UCC") forms prescribed under, and in accordance with Article 9 of the UCC as now in effect in Michigan, in the Michigan Secretary of State's Office and the Oakland County Clerk/Register of Deeds Office, in either or both the real estate records and the UCC Financing Statement records), as may be applicable, and to take such other action as may be necessary to perfect, amend or continue Lender's security interest in the property described in the Loan Documents and herein and in which a security interest is granted and to effectuate the intentions of the parties hereunder.

     20. The parties hereto authorize Security Union Title Insurance Company to fill in the blank in the first paragraph on the first page hereof (i.e. the Effective Date).

     21. This Agreement shall not be effective unless it is recorded in the Office of the Clerk/Register of Deeds of Oakland County, Michigan.

     22. By its execution hereof, Lender consents to the transactions described herein. Lender hereby confirms that as of the Effective Date the outstanding principal balance of the Loan is Two Million Five Hundred Five Thousand Two Hundred Nine and 98/100 Dollars ($2,505,209.98). Lender hereby confirms that as of the Effective Date, Lender has not advised Transferor of and has no knowledge of the occurrence of any default, Default, event of default or Event of Default or any event which with the passage of time or giving of notice or both would become a default, Default, event of default or Event of Default under the Loan Documents.

     23. Any default or breach hereunder by Transferee shall constitute a default or Event of Default (as may be applicable) under the Loan Documents and the New Indemnity Agreement, and such documents are hereby further amended and modified to reflect and include such additional default or Event of Default (as may be applicable) provision. Any breach or default hereunder by Transferor or Original Guarantor shall constitute a default or Event of Default (as may be applicable) under the Original Indemnity Agreement and the Original Guaranty, but shall not constitute a default or Event of Default under the other Loan Documents, as amended hereby or the New Indemnity Agreement.

     24. The representations and warranties of Transferor, Transferee and Original Guarantor contained herein are for the sole and exclusive benefit of Lender and may not be relied upon by any other party hereto or any third party.

     IN WITNESS WHEREOF, this Assumption and Modification Agreement has been executed to be effective (although not necessarily executed) as of the Effective Date.

                                       LENDER

                                       IDS LIFE INSURANCE COMPANY,
                                       a Minnesota corporation


                                       By: /s/ Marilyn J. Vogel
                                           -------------------------------------
                                           (Signature), Assistant Vice President

                                           Marilyn J. Vogel
                                           (Printed), Assistant Vice President

                                                          and


                                       By: /s/ Elizabeth J. St. Julien
                                           -------------------------------------
                                           (Signature), Assistant Secretary

                                           Elizabeth J. St. Julien
                                           (Printed), Assistant Secretary


                                       TRANSFEROR

                                       NORTHWESTERN ZODIAC LIMITED PARTNERSHIP, a Michigan limited partnership


                                       By: /s/ S. James Clarkson
                                           -------------------------------------
                                           S. James Clarkson, its sole general
                                           partner

STATE OF MINNESOTA )
                   ) SS:
COUNTY OF HENNEPIN )

     Before me, a Notary Public, in and for said county and state this 16 day of August, 2005, personally appeared IDS Life Insurance Company, a Minnesota corporation, by Marilyn J. Vogel, its Assistant Vice President and by Elizabeth
J. St. Julien, its Assistant Secretary, who acknowledged for and on behalf of the corporation the execution of the foregoing Assumption and Modification Agreement as the free and voluntary act and deed of said corporation.

     Witness my hand and Notarial Seal.


                                        /s/ Nancy L. Bachmeier
                                        ----------------------------------------
                                        Notary Public

                                        Nancy L. Bachmeier
                                        Printed Name

My Commission Expires:

(SEAL)

     IN WITNESS WHEREOF, this Assumption and Modification Agreement has been executed to be effective (although not necessarily executed) as of the Effective Date.

                                        LENDER

                                        IDS LIFE INSURANCE COMPANY,
                                        a Minnesota corporation


                                        By: /s/ Marilyn J. Vogel
                                            ------------------------------------
                                            (Signature), Assistant Vice
                                            President

                                            Marilyn J. Vogel
                                            ------------------------------------
                                            (Printed), Assistant Vice President

                                                           and


                                        By: /s/ Elizabeth J. St. Julien
                                            ------------------------------------
                                            (Signature), Assistant Secretary

                                            Elizabeth J. St. Julien
                                            ------------------------------------
                                            (Printed), Assistant Secretary


                                        TRANSFEROR

                                        NORTHWESTERN ZODIAC LIMITED PARTNERSHIP, a Michigan limited partnership


                                        By: /s/ S. James Clarkson
                                            ------------------------------------
                                            S. James Clarkson,
                                            its sole general partner

STATE OF Michigan )
                  ) SS:
COUNTY OF Oakland )

     Before me, a Notary Public, in and for said county and state this 15th day of August, 2005, personally appeared Northwestern Zodiac Limited Partnership, a Michigan limited partnership by S. James Clarkson, its sole general partner, who acknowledged for and on behalf of the limited partnership the execution of the foregoing Assumption and Modification Agreement as the free and voluntary act and deed of said limited partnership.

     Witness my hand and Notarial Seal.


                                        /s/ M. M. Bennett
                                        ----------------------------------------
                                        Notary Public

                                        M. M. Bennett
                                        ----------------------------------------
                                        Printed Name

My Commission Expires:                  M. M. Bennett
6-1-08                                  Notary Public, Macomb County, MI
                                        My Commission Expires: 06-01-08
                                        Acting in Oakland County, MI

                                        TRANSFEREE

                                        NORTH POINTE FINANCIAL SERVICES, INC.,
                                        a Michigan corporation


                                        By: /s/ John H. Berry CFO
                                            ------------------------------------
                                            (Signature), (Title)

                                        JOHN H. BERRY CFO
                                        ----------------------------------------
                                        (Printed), Title


                                        ORIGINAL GUARANTOR


                                        /s/ S. James Clarkson
                                        ----------------------------------------
                                        S. James Clarkson, individually

STATE OF Michigan )
                  ) SS:
COUNTY OF Oakland )

     Before me, a Notary Public, in and for said county and state this 18th day of August, 2005, personally appeared North Pointe Financial Services, Inc., a Michigan corporation by John H. Berry, its Chief Financial Officer who acknowledged for and on behalf of the corporation the execution of the foregoing Assumption and Modification Agreement as the free and voluntary act and deed of said corporation.

     Witness my hand and Notarial Seal.


                                        /s/ Judith Wikman
                                        ----------------------------------------
                                        Notary Public

                                        Judith Wikman
                                        ----------------------------------------
                                        Printed Name

My Commission Expires:

(         JUDITH WIKMAN         )
(NOTARY PUBLIC STATE OF MICHIGAN)
(         OAKLAND COUNTY        )
(MY COMMISSION EXP. NOV. 9, 2005)

STATE OF Michigan )
                  ) SS:
COUNTY OF Oakland )

     Before me, a Notary Public, in and for said county and state this 15th day of August, 2005, personally appeared S. James Clarkson, individually, who acknowledged the execution of the foregoing Assumption and Modification Agreement as his free and voluntary act and deed.

     Witness my hand and Notarial Seal.


                                        /s/ M. M. Bennett
                                        ----------------------------------------
                                        Notary Public

                                        M. M. Bennett
                                        ----------------------------------------
                                        Printed Name

My Commission Expires:                  M. M. BENNETT
6-1-08                                  Notary Public, Macomb County, MI
                                        My Commission Expires: 06-01-08
                                        Acting in Oakland County, MI

                                   EXHIBIT "A"

                               LEGAL DESCRIPTION

LEGAL DESCRIPTION:

City of Southfield, Oakland County, Michigan

Lots 4 and 36, Supervisor's Plat No. 4, part of the West 1/2 of Northeast 1/4 of
Section 18, Town 1 North, Range 10 East, City of Southfield, Oakland County, Michigan, as recorded in Liber 52 of Plats, Page 44, Oakland County Records, more particularly described as beginning at the Northeast corner of Lot 4, and proceeding thence South 49 degrees 03 minutes 50 seconds West, 597.00 feet; thence North 40 degrees 56 minutes 10 seconds West, 132.00 feet along the Northerly line of Wilhelm Avenue, 60 feet wide; thence North 49 degrees 03 minutes 50 seconds East, 597.00 feet; thence South 40 degrees 56 minutes 10 seconds East, 132.00 feet along the Southerly line of Franklin Road, 66 feet wide, to the point of beginning.

     28819 FRANKLIN ROAD 24-18-201-053